UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 23, 2011

THE GOLDMAN SACHS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	No. 001-14965	No. 13-4019460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Street New York, New York		10282
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

Exhibits are filed herewith in connection with the issuance of the following Medium-Term Notes, Series D (collectively, the “Notes”) by The Goldman Sachs Group, Inc. (the “Company”) on March 23, 2011, pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-154173) (the “Registration Statement”):

•	$12,521,000 4.25% Notes due 2019.

•	$16,752,000 5.00% Notes due 2023.

•	$32,150,000 6.00% Notes due 2041.

•	$96,966,000 Callable Step-Up Fixed Rate Notes due 2020.

•	$2,152,000 Leveraged Index-Linked Notes due 2012 (Linked to the MSCI EAFE Index).

•	$10,687,000 Leveraged Buffered Index-Linked Notes due 2012 (Linked to the MSCI EAFE Index).

•	$14,012,000 Leveraged Buffered Index-Linked Notes due 2012 (Linked to the S&P 500® Index).

•

$44,115,000 Leveraged Buffered Basket-Linked Notes due 2012 (Linked to a Weighted Basket Consisting of the EURO STOXX 50® Index, the FTSE® 100 Index and the TOPIX® Index, Each Converted Into U.S. Dollars).

•	$15,635,000 Fixed and Floating Rate Notes due 2016.

(d) Exhibits.

The following exhibits are incorporated by reference into the Registration Statement as exhibits thereto and are filed as part of this Current Report:

5.1	Opinion of Sullivan & Cromwell LLP.

5.2	Opinion of Sullivan & Cromwell LLP.

23.1	Consent of Sullivan & Cromwell LLP (included as part of Exhibit 5.1).

23.2	Consent of Sullivan & Cromwell LLP (included as part of Exhibit 5.2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDMAN SACHS GROUP, INC.
(Registrant)

Date: March 23, 2011	By:	/s/ Kenneth L. Josselyn
		Name:	Kenneth L. Josselyn
		Title:	Assistant Secretary